                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   __________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) April 28, 1997
                                                 --------------


                                AST RESEARCH, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)




        DELAWARE                 0-13941                 95-3525565
     ---------------           -----------             -------------
     (State or other           (Commission             (IRS employer
     jurisdiction of           file number)            identification
     incorporation)                                    number)




                 16215 Alton Parkway, Irvine California 92718
                 --------------------------------------------
                    (Address of principal executive offices)


              Registrant's telephone number, including area code:
                                 (714) 727-4141
                                 --------------



                                 Not Applicable
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS
------   ------------

         AST Research, Inc. announced today Mr. Soon-Teak (S.T.) Kim was named president and chief executive officer following the resignation of Mr. Young Soo (Y.S.) Kim from both posts. Mr. Y.S. Kim, who is resigning from these positions for personal reasons, will remain as an AST board member.

         Mr. S.T. Kim was formerly chief executive officer of Samsung Heavy Industries. Prior to that position, he was vice president of Samsung Group Office of the Executive Staff, reporting directly to Chairman Kun-Hee Lee on major issues concerning the Samsung Group. Mr. S.T. Kim has served in senior-level executive positions at Samsung since 1985, where he has led successful turnaround efforts with Samsung's semiconductor, monitor and heavy industry ventures. He holds a bachelor's degree in economics from Kyongbuk National University, located in Kyongbuk, Korea.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
------   ------------------------------------------------------------------

20.1     Press Release, dated April 28, 1997.

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

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                AST RESEARCH, INC.



Date: April 28, 1997            By:    /s/ Won Suk Yang
                                       ----------------------------------------
                                Name:  Won Suk Yang
                                Title: Senior Vice President and Chief Financial
                                       Officer

                                 EXHIBIT INDEX
                                 -------------


Exhibit
   No.       Description of Exhibit
-------      ----------------------


20.1         Press Release, dated April 28, 1997.



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